TO:
Pioneer Capital Associates, Inc.
Board of Director
3422 Old Capitol Trail, Suite 225
Wilmington, DE 19808



Re: CONSENT OF CHIEF ACCOUNTING OFFICER


I hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for Pioneer Capital Associates, Inc., of my report dated March 10, 2007, relating to the December 31, 2005 and December 31, 2006 financial statements of Pioneer Capital Associates, Inc., which appears in such Prospectus. I also consent to the reference to me under the heading "Experts".




JOHN PETROS
JOHN PETROS
CHIEF ACCOUNTING OFFICER
PIONEER CAPITAL ASSOCIATES INC

March 10, 2007